Significant Accounting Policies (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Significant Accounting Policies (Textual)
Inventory write off	$ 2,988	$ 2,211	$ 824
Impairment of goodwill
Provisions for estimated sales returns	580	346
Revenues from shipping	$ 1,355	$ 768	719
Suboptimal exercise, description	The computation of the suboptimal exercise multiple based on empirical studies, the early exercise factor of public companies is approximately 100% for employees and 150% for managers.	The computation of the suboptimal exercise multiple based on empirical studies, the early exercise factor of public companies is approximately 100% for employees and 150% for managers.
Monthly deposits rate	8.33%
Notional principal amount of hedging contracts	$ 3,651	$ 8,636
Severance pay expenses	2,088	1,590	1,354
Fair value of outstanding forward and option	45	3
Advertising costs	$ 612	526	283
Liability for uncertain tax positions, description	The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement.
Bad debt expenses	$ 97	$ 216	$ 21
Anti-dilutive excluded from calculation of diluted net earnings per share		1,498,503	762,152
Cumulative-effect adjustment to decrease retained earnings	69
Restructuring expenses	$ 503